SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                    _________________________

                            FORM 8-K

                         CURRENT REPORT



               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 28, 1998


                        AlliedSignal Inc.
------------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


      Delaware                      1-8974                   22-2640650
   --------------                ------------              --------------
(State or other                 (Commission               (I.R.S. Employer
jurisdiction of                  File Number)           Identification Number)
incorporation)


          101 Columbia Road
           P.O. Box 4000
       Morristown, New Jersey
                                                                     07962-2497
  ---------------------------------------------------              -------------
  (Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (973) 455-2000

Item 5.   Other Events.
          -------------

     AlliedSignal Inc. issued a press release on January 28, 1998
reporting   the following results for operations for the three-
month and twelve-month periods ending December 31, 1997.


                        AlliedSignal Inc.
                Consolidated Statement of Income
             (In millions except per share amounts)
                           (Unaudited)

                                                            TWELVE MONTHS
                                                          ENDED DECEMBER 31
                                                         ----------------------
                                                           1997        1996
                                                           ----        ----

Net sales                                              $14,472      $13,971
                                                        -------     -------
Cost of goods sold                                      11,481(A)    11,606(C)
Selling, general and administrative expenses             1,581       1,511
Gain on sale of business                                  (226)(B)    (655)(D)
                                                        -------      -------
     Total costs and expenses                           12,836       2,462
                                                         -------    -------
Income from operations                                   1,636       1,509
Equity in income of affiliated companies                   178 (A)     143
Other income (expense)                                      77          87 (C)
Interest and other financial charges                      (175)       (186)
                                                         -------      -------
Income before taxes on income                            1,716        1,553
Taxes on income                                            546          533
                                                         -------      -------
Net Income                                              $1,170       $1,020
                                                         =======     ======

Earnings per share of common stock-basic (E)             $2.07        $1.80
                                                          =====        =====
Earnings per share of common stock -
     assuming dilution (E)                               $2.02        $1.76
                                                          =====        =====
Weighted average number of shares
     outstanding-basic (E)                                 565          566
                                                          =====        =====
Weighted average number of shares
     outstanding-assuming dilution (E)                     580          580
                                                          =====        =====



(A)  Cost of goods sold includes a provision of $237 million for
repositioning and other charges.   A charge of $13 million
relating to the writedown of an equity investment is included in equity in income of affiliated companies. Total pretax repositioning and other charges were $250 million (after-tax $159 million, or $0.28 per share).

(B) Includes the fourth quarter pretax gain of $277 million (after-tax $196 million, or $0.35 per share) on the sale of the automotive safety restraints business effective
November 1, 1997. Also includes a charge of $51 million (after-tax $33 million, or $0.06 per share) related to the settlement of the 1996 braking business sale.

(C) Cost of goods sold includes a second quarter provision of $637 million for repositioning and other charges. An offsetting credit of $15 million representing the minority interest share of repositioning and other charges is included in other income (expense). Total pretax repositioning and other charges were $622 million (after-tax $359 million, or $0.63 per share).

(D) Represents the second quarter pretax gain (after-tax $368 million, or $0.65 per share) on the sale of the hydraulic braking and anti-lock braking systems business effective April
1, 1996.

(E) Effective in the fourth quarter of 1997 the Company implemented FASB No. 128 which establishes new requirements for computing and presenting earnings per share and requires the disclosure of basic and diluted earnings per share. The prior year earnings per share data has been recalculated to reflect the provisions of FASB No. 128. Share and per share data for all periods reflect the September 1997 two-for-one stock split.

                        AlliedSignal Inc.
                Consolidated Statement of Income
             (In millions except per share amounts)
                           (Unaudited)

                                                  THREE MONTHS
                                               ENDED DECEMBER 31
                                              ----------------------
                                               1997        1996
                                               ----        ----


Net sales                                   $3,910         $3,498
                                            -------        -------
Cost of goods sold                           3,272 (A)       2,761
Selling, general and administrative expenses   436             365
Gain on sale of business                      (226)(B)          --
                                               -------      -------
     Total costs and expenses                 3,482          3,126
                                               -------      -------
Income from operations                          428            372
Equity in income of affiliated companies         38 (A)         39
Other income (expense)                           15             28
Interest and other financial charges            (44)           (42)
                                                -------      -------
Income before taxes on income                   437            397
Taxes on income                                 123            127
                                                -------      -------
Net Income                                     $314           $270
                                               =======        =======

Earnings per share of common stock-basic (C)  $0.56          $0.48
                                              =======          =======
Earnings per share of common stock -
     assuming dilution (C)                    $0.55          $0.46
                                              =======         =======
Weighted average number of shares
     outstanding-basic (C)                      562            566
                                              =======         =======
Weighted average number of shares
     outstanding-assuming dilution (C)          576            582
                                              =======         =======



(A)  Cost of goods sold includes a provision of $237 million for
repositioning and other charges.   A charge of $13 million
relating to the writedown of an equity investment is included in equity in income of affiliated companies. Total pretax repositioning and other charges were $250 million (after-tax $159 million, or $0.28 per share).

(B) Includes the pretax gain of $277 million (after-tax $196 million, or $0.35 per share) on the sale of the automotive safety restraints business effective November 1, 1997. Also includes a charge of $51 million (after-tax $33 million, or $0.06 per share) related to the settlement of the 1996 braking business sale.

(C) Effective in the fourth quarter of 1997 the Company implemented FASB No. 128 which establishes new requirements for computing and presenting earnings per share and requires the disclosure of basic and diluted earnings per share. The prior period earnings per share data has been recalculated to reflect the provisions of FASB No. 128.  Share and per share data for all periods reflect the September 1997 two-for-one stock split.
                         ---------------

The following table sets forth earnings per share of the Company as recalculated pursuant to FASB No. 128 for the years ended December 31, 1996, 1995, 1994, 1993 and 1992 and for the nine-
month periods ended September 30, 1997 and 1996. This information is qualified by reference to the financial statements and other information and data contained or incorporated by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and its Quarterly Report on Form 10-Q for the three- and nine-months period ended September 30, 1997.


                 Selected Financial Information
                           (Unaudited)

               Nine Months
                 Ended
              September 30,               Year Ended December 31,
            ------------------   -------------------------------------------
                 1997    1996         1996    1995    1994   1993    1992
                 ----    ----         ----    ----    ----    ----   ----
Per Share of
  Common Stock:

Basic --
  Earnings before
    cumulative
    effect of
    changes in
    accounting
    principles.. $1.51    $1.33      $1.80   $1.54    $1.34    $1.16   $ .95
  Net earnings
    (loss)......  1.51     1.33       1.80    1.54     1.34      .73   (1.26)

Assuming Dilution --
  Earnings before
    cumulative
    effect of
    changes in
    accounting
    principles..  1.47     1.29       1.76    1.52     1.32     1.14     .93
  Net earnings
    (loss)......  1.47     1.29       1.76    1.52     1.32      .71   (1.24)

                           SIGNATURES
                           ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AlliedSignal Inc.
                                   (Registrant)



Date:  February 2, 1998            By:/s/ Peter M. Kreindler
                                   -----------------------------
                                   Peter M. Kreindler
                                   Senior Vice President,
                                   General Counsel and Secretary